SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)            April 22, 2003
                                                            --------------

                               The St. Joe Company
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
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                 (State or Other Jurisdiction of Incorporation)

1-10466                                                     59-0432511
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(Commission File Number)                       (IRS Employer Identification No.)


245 Riverside Avenue, Suite 500, Jacksonville, FL              32202
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(Address of Principal Executive Offices)                     (Zip Code)

                                 (904) 301-4200
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

  99.1   A Press Release dated April 22, 2003.


ITEM 9.  REGULATION FD DISCLOSURE
         ------------------------

         The information required by Item 12, "Disclosure of Results of Operations and Financial Condition" is being provided under Item 9, in accordance with guidance issued by the Securities and Exchange Commission on March 27, 2003 in Release No. 33-8216. The information contained in this Form 8-K and attached Exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1933 nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934 except as specifically set forth by express reference in such filing.

         The Company issued a Press Release dated April 22, 2003, announcing the Company's financial results for the first quarter 2003. A copy is furnished with this Form 8-K as Exhibit 99.1 and is incorporated by reference.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     THE ST. JOE COMPANY



Dated:  April 22, 2003                      By:  s/Michael N. Regan
                                                 -------------------------------
                                                 Name:     Michael N. Regan
                                                 Title:    Senior Vice President


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